UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 24, 2003

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On January 24, 2003, Peoples Energy Corporation issued a press release announcing financial results for the first quarter fiscal year 2003 and reaffirmed its earnings guidance for the fiscal year, a copy of which is attached to this Form 8-K as Exhibit 99A.

Also on January 24, 2003, Peoples Energy Corporation held a conference call to discuss financial results for the first quarter of fiscal year 2003. The conference call was held after the issuance of the press release and can be accessed by the public via telephone and via internet through the company's website at www.peoplesenergy.com. A copy of the conference call script is attached to this Form 8-K as Exhibit 99B.

Item 7. Financial Statements and Exhibits

The following is submitted as an exhibit to this report.

Exhibit
Number	Description

99A	Press release issued January 24, 2003.

99B	Script from conference call held January 24, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

January 24, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99A	Press release issued January 24, 2003.

99B	Script from conference call held January 24, 2003.